SEI INSTITUTIONAL INVESTMENTS TRUST

Extended Duration Fund

Supplement Dated April 10, 2009
to the Class A Shares Prospectus Dated September 30, 2008

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Liquidation of the Extended Duration Fund

At a meeting of the SEI Institutional Investments Trust (the "Trust") Board of Trustees (the "Board") held on April 9, 2009, the Board approved the closing and liquidation of the Extended Duration Fund (the "Fund"), a portfolio of the Trust. Accordingly, the Fund is commencing the orderly liquidation and distribution of the Fund's portfolio pursuant to a plan of liquidation approved by the Board. Each shareholder will receive its pro rata portion of the liquidation proceeds, which may include interests in a liquidating trust, within seven (7) days of the Fund's closing and liquidation. It is currently expected that the liquidation proceeds will be distributed to shareholders on or about April 17, 2009.

In anticipation of this liquidation, the Fund will convert all or substantially all of the Fund's assets to cash or cash equivalents. Therefore, the Fund will not be managed in accordance with its stated investment strategy going forward, pending the distribution of the liquidation proceeds.

SEI Investments Management Corporation will be available to consult with the current shareholders of the Fund regarding alternative investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-555 (4/09)